EXHIBIT 99.2

TRANSFER AGREEMENT OF EQUITY PARTICIPATIONS  (HEREINAFTER THE “AGREEMENT), EXECUTED BY (i) AGROMOD, S.A. DE C.V. REPRESENTED BY MR. JOSE LUIS MARTINEZ GONZALEZ (HEREINAFTER “AGROMOD”), AND BIONOVA HOLDING CORPORATION REPRESENTED BY MR. JOSE MANUEL GARCIA GARCIA (HEREINAFTER “BIONOVA USA”, AND JOINTLY WITH AGROMOD, THE “TRANSFERORS”), TECNOLOGIA APLICADA EN PROCESOS, S. DE R.L. DE C.V. (HEREINAFTER  “TAP”), HEREBY REPRESENTED BY MR CARLOS GERARDO MAHUAD MENDEZ; (iii) AGROBIONOVA,  S.A. DE C.V. REPRESENTED BY MR. FIDEL HOYOS PESCADOR (HEREINAFTER “AGROBIONOVA”); (iv) PROMO-TOW, S. DE R.L. DE C.V. (HEREINAFTER “PROMOTOW”), REPRESENTED BY ITS LEGAL REPRESENTATIVE MR. NICOLAS VILLAREAL MARTINEZ, AND (v) GRUPO METALSA, S.A. DE C.V. (HEREINAFTER  “GRUPO METALSA)”, REPRESENTED BY ITS LEGAL REPRESENTATIVE MR. NICOLAS VILLAREAL MARTINEZ AND JOINTLY WITH PROMOTOW, (THE  “ASSIGNEES”), AGREEMENT THAT IS BOUND AND EXECUTED ACCORDING TO THE FOLLOWING RECITALS AND STATEMENTS:

REPRESENTATIONS

I.       The TRANSFERORS represent that:

a)              AGROMOD is a corporation (S.A. de C.V.) duly organized and existing in accordance with the laws of Mexico, as evidenced in the public deed number 4,513, dated February 28, 1997, granted before the Notary Public No. 80 of Monterrey, N.L., Mr. Rodolfo Vela de Leon, first official transcript of which was recorded in the Public Registry of Property and Commerce of Monterrey, N.L. under number 559, volume 429, book no. 3 second auxiliary, Company Public Deeds, Commerce Section, March 5, 1997.

b)             The legal representative of AGROMOD is duly authorized with a special power of attorney for acts of ownership for this Agreement, as well as to assume in name and in representation of AGROMOD the obligations derived from the same, as is evidenced with the minutes of the board of directors meeting of AGROMOD dated April 24, 2003, faculties that at the date of the present Agreement have not been revoked or limited in any manner whatsoever.

c)              BIONOVA USA is a company duly authorized and existing in conformity with the laws of the state of Delaware, United States of America on January 12, 1996 under the name of Bionova U.S. Inc., which changed its name on September 26, 1996 to DNAP Holding Corporation, and later to Bionova Holding Corporation on April 28, 1999.

d)             The legal representative of BIONOVA USA is duly authorized with a special power of attorney to execute this Agreement, as well as to assume in name and in representation of BIONOVA USA the obligations derived from the same, as is evidenced with the minutes of the board of directors of BIONOVA USA dated April 10, 2003, authorization that at the date of the present Agreement has not been revoked or limited in any manner whatsoever.

e)              Are the legitimate owners in property and  possession of 2 (two) equity participations, ordinary, fully paid, issued by TAP (hereinafter the “EQUITY PARTICIPATIONS”), which are fully subscribed and paid for in the following manner:

ENGLISH TRANSLATION FOR INFORMATION PURPOSES ONLY

EQUITY PARTICIPATIONS OF TAP

Stockholder

Number of Equity Participations

Value of Participation

AGROMOD	1	$1,535.00 Mx. Cy.
BIONOVA USA	1	$110,465.00 Mx. Cy.
TOTAL	2	$112,000.00 Mx. Cy.

f)                The EQUITY PARTICIPATIONS comprise 100% of the subscribed and paid for capital stock of TAP, which are dully issued and registered in favor of the TRANSFERORS in the registry book of stockholders of TAP, free of any lien, limitation of possession whatsoever and therefore with respect to the same, no type of agreement, covenant or legal act has been executed by which they have been promised, transferred, encumbranced or disposed of in a temporal or permanent manner, or the  rights derived from the same.

g)             For the execution of this Agreement, on April 22, 2003 a General Ordinary Partners Meeting of TAP was held in which the transfer of the EQUITY PARTICIPATIONS was unanimously approved in favor of the ASSIGNEES in the terms set forth herein, each of them waiving their right of first refusal that corresponds to them under the terms set forth in clause Eleventh of the By-Laws of TAP, minutes of the meeting are hereby attached as Exhibit “A”, being an integral part of this Agreement.

h)             In virtue of what is mentioned in the preceding paragraph, in the By-Laws of TAP, or in any other agreement of any nature, there are no restrictions nor limitations of transfer that may limit in any manner that the TRANSFERORS execute the transfer of the EQUITY PARTICIPATIONS in favor of the ASSIGNEES, as set forth in the terms and conditions agreed upon herein.

i)                 By virtue of their ownership of capital stock of TAP, they have legal and effective control of TAP, and therefore they have faculties to (i) appoint the totality of the members of its organs of administration and monitoring; (ii) call partners meetings and indirectly meetings of the board of administrators; and (iii) determine the direction in which all the resolutions are to be taken in the partners meetings.

j)                 By executing the present AGREEMENT in favor of the ASSIGNEES, no type of third party right is being infringed, either of a person or a corporation, and the execution of this Agreement shall not imply the early termination or default of any obligation by the TRANSFERORS.

k)              It is their will to transfer the EQUITY PARTICIPATIONS in favor of the ASSIGNEES in the terms and conditions set forth herein.

II.   The ASSIGNEES, AGROBIONOVA and TAP represent that:

a)              TAP is a corporation (S. de R.L. de C.V.) duly organized and existing in accordance with the laws of Mexico, as evidenced in the public deed number 24,531, dated April 21, 2003, granted before the Notary Public No. 12 of the first Notarial and Registral District in Nuevo Leon, Mr. Fernando Mendez Zorrilla, whose first official transcript was duly recorded in the Public Registry of Property and Commerce of Monterrey, N.L. under number 3651, volume 4, first book, First District, April 22, 2003.

b)             The legal representative of TAP is duly authorized to execute this Agreement, as well as to assume in its name and representation the obligations derived from the same, as is evidenced with the public deed referred to in the previous paragraph a), faculties that at the date of execution of this Agreement have not been revoked or limited in any manner whatsoever.

c)              The incorporation of TAP is derived as a legal consequence of the spin-off of AGROBIONOVA, the later subsisting and incorporating TAP, said spin-off was approved in the general extraordinary shareholders meeting of AGROBIONOVA held on April 11, 2003 and notarized by means of public deed number 24,530 of April 21, 2003, granted before the Notary Public No.12 of the First Notarial and Registral District in Nuevo Leon, Mr. Fernando Mendez Zorrilla, whose first official transcript was duly recorded in the Public Registry of Property and Commerce of Monterrey, N.L. under number 3,651, volume 4, first book, First District, April 22, 2003. (the  “SPIN-OFF”). A copy of the aforementioned Meeting and its attachments are hereby attached as Exhibit “B”.

d)             AGROBIONOVA is a corporation (S.A. de C.V.) duly organized and existing in conformity with the laws of Mexico, as evidenced in the public deed number 694 dated, February 10, 1993 granted before the Notary Public No. 152 of Culiacan, Sinaloa, Mr. Jesus Alfredo Esquier, whose first official transcript was duly recorded in the Public Registry of Property and Commerce of  Culiacan, Sinaloa, under  the following registry records: number 189,  Book No. 200, Second Auxiliary Section of Commerce, on February 12, 1993.

e)              The legal representative of AGROBIONOVA is duly authorized to execute this Agreement, as well as to assume in its name and representation the obligations derived from the same, authorization which at the date of the execution of this Agreement has not been revoked or limited in any manner whatsoever, as is evidenced by public deed number 7,009 of July 4, 2000, granted before the Notary Public No. 123, Mr. Eduardo A. Manautou Ayala, with exercise in Monterrey, N.L., whose first official transcript was duly registered in the Public Registry of Property and Commerce under No. 54, Volume 1, First Book, First District on  July 7, 2000.

f)                TAP currently has legal property, ownership, possession and dominium over the copyrights that are enlisted in Exhibit “C” of this Agreement (hereinafter “COPYRIGHTS”).

g)             The accounting, financial and fiscal situation of AGROBIONOVA as of December 31, 2002 is what is set forth on the financial statements that (i) have been prepared by the administration of AGROBIONOVA and audited by PricewaterhouseCoopers de México in accordance with all the generally accepted accounting principles of México, (ii) reflect and register each and every one of the operations, activities or transactions executed by AGROBIONOVA up to December 31, 2002, according to the generally accepted accounting principles of México, and, (iii) are hereby attached as Exhibit “D” (the “2002 FINANCIAL STATEMENTS”)

h)             The accounting, financial and fiscal situation of TAP and AGROBIONOVA at the CLOSING DATE is that which is established by the financial statements as of April 30, 2003, which (i) have been prepared in compliance with the generally accepted accounting principles of México, (ii) reflect and register each and every one of the operations, activities or transactions executed by TAP and AGROBIONOVA up to April 30, 2003, in compliance with the generally accepted accounting principles in México, and (iii) they are attached hereby as Exhibit “E” forming an integral part of this Agreement ( the “FINANCIAL STATEMENTS”), and from which it is evidenced that TAP at the

CLOSING DATE has the indicators that are shown in Exhibit “F” (hereinafter the “INDICATORS”).

i)                 The origin, calculations and determination of the INDICATORS were executed with preciseness and on strict compliance with applicable legislation at the dates at which they where generated.

j)                 Up to this date it does not have any knowledge of any circumstance, event or situation that may threaten or affect (i) the ownership of the COPYRIGHTS (ii) the amount of the INDICATORS; (iii) the selling or transfer of the EQUITY PARTICIPATIONS; or (iv) the equity of TAP, manifesting enunciatively and for these effects, that at the CLOSING DATE:

i.              TAP has not executed nor is part of a covenant or agreement, and therefore has no contractual obligation or obligation of any other nature with third parties.

ii.           TAP does not have, DEBTS of any nature, including FISCAL DEBTS or LABOR DEBTS    and has not contracted obligations to give or execute that are still pending or contingencies of any nature.

iii.        TAP does not have workers, employees or labor relationships with any person and therefore it has not debts or obligations on behalf of employment or social security in general.

iv.       TAP does not have legal actions, trials or procedures pending against it.

v.          TAP has no obligation to execute a payment to any of its stockholders of dividends, interest, reimbursements or any other concept.

vi.       TAP has not been in default of any obligation or any other type of debt or contingent debt on its behalf and in favor of third parties, either contractual or derived from a law, regulation, decree, concession or permit.

vii.    There are currently no violations of rights of third parties, either of persons or corporations by virtue of the execution of this transfer of EQUITY PARTICIPATIONS and that the execution of this Agreement will not imply the early termination or default of any obligation on behalf of TAP.

k)              They all have the authorizations and approvals that are necessary for the execution of this Agreement and respective transfer of the EQUITY PARTICIPATIONS, including without limitation the necessary corporate authorizations and that their legal representatives have sufficient authority to represent them and execute this Agreement on their behalf, binding them under the terms of the same.

l)                 That (i) the Exhibits of this Agreement; (ii) any manifestation or statement of the ASSIGNEES, AGROBIONOVA or TAP contained herein; and (iii) the INDICATORS, the FINANCIAL INFORMATION and the CORPORATE INFORMATION (as such terms are described in the FIRST Clause), truthfully reflect the financial, legal, accounting and fiscal situation of TAP, in the terms in which said concepts are defined herein.

m)           That the certified copies of the tax returns of AGROBIONOVA for the fiscal years from 1993 up to 2002, are attached herein as Exhibit “G”.

n)             It is their will to execute this Agreement in the terms indicated herein.

III.         The ASSIGNEES represent that:

a)              PROMOTOW is a company (“Sociedad Anónima de Capital Variable”) duly organized and existing in accordance with the laws of Mexico, as evidenced in the public deed number 65,701 dated, April 22, 2003 granted before the Notary Public No. 130 in Monterrey, Nuevo Leon, Mr. Carlos Montaño Pedraza, whose first official transcript was duly recorded in the Public Registry of Commerce of Monterrey, N.L., under number 3,655, volume 4, first book, First District, April 23, 2003.

b)             The legal representative of PROMOTOW is duly authorized to execute this Agreement through a general power of attorney for acts of administration and to execute the Irrevocable Conditional Mandate and Deposit Agreement, as well as to assume in the name and representation of PROMOTOW the obligations derived from the same, as is evidenced with the public deed referred to in the previous paragraph a), faculties that at the date of the execution of this Agreement have not been revoked or limited in any manner whatsoever.

c)              GRUPO METALSA is a company (“Sociedad Anónima de Capital Variable”) duly organized and existing in accordance with the laws of Mexico, as evidenced in the public deed number 49,552 dated, December 17, 1997 granted before the Notary Public No. 130 in Monterrey, Nuevo Leon, Mr. Carlos Montaño Pedraza, whose first official transcript was duly recorded in the Public Registry of Property and Commerce of Monterrey, N.L. under number 3,230, volume 429, first book, dated December 18, 1997.

d)             The legal representative of GRUPO METALSA is duly authorized to execute this Agreement through a general power of attorney for acts of administration, as well as to assume in name and representation of GRUPO METALSA the obligations derived from the same, as is evidenced with the public deed referred to in the previous paragraph c) faculties that at the date of the execution of this Agreement have not been revoked or limited in any manner whatsoever.

e)              It is their intention to acquire the EQUITY PARTICIPATIONS which represent 100% (one hundred percent) of the Capital Stock of TAP, pursuant to the terms and conditions contained herein.

f)                Based on what is established in the previous paragraph, the ASSIGNEES manifest that there are neither statuary restrictions nor limitations that may impede or limit in any manner the acquisition of the EQUITY PARTICIPATIONS, in the terms and conditions set forth herein.

g)             By executing the following transfer of the EQUITY PARTICIPATIONS, the ASSIGNEES are not in violation of any third party rights, of any person or corporation and the execution of this Agreement does not imply the early termination or default of any obligation of the ASSIGNEES.

h)             The recitals and statements of the ASSIGNEES contained herein do not contain false, imprecise, incomplete or erroneous information; therefore the ASSIGNEES assume full responsibility of the truthfulness and exactness of the contents of said information.

i)                 They have the necessary economic resources to fulfill the payment obligations established herein.

j)                 That in order to execute this Agreement, PROMOTOW has obtained the corresponding authorizations and approvals, including necessary corporate authorizations and that its legal representative has sufficient authority to act on its behalf and execute this Agreement, binding it in the terms contained herein.

In consideration of the aforementioned Statements by the parties, they agree and bind their consents in accordance to the following:

CLAUSES

FIRST:- DEFINITIONS.   For all purposes of this Agreement, unless a different meaning is contained herein and in addition to all the definitions made in any other part herein including its Recitals, the parties agree to define the following terms, in order to facilitate the interpretation of the content and integration of this legal document. Therefore, it shall be understood that:

CERTIFICATION:-  Meansthe document that will be issued by the accounting firm PricewaterhouseCoopers, drafted in compliance with the applicable fiscal legislation with respect to the operations of the 2002 fiscal year, for the determination of the fiscal result of AGROBIONOVA, in order to establish the FINAL RESULT and the amount of the adjustment of the PRICE according to what is established in clause FIFTH.

ADJUSTMENT DATE:-  Date established no longer than ninety (90) calendar days after the CLOSING DATE.

CLOSING DATE:-  Date when the TRANSFERORS, TAP, AGROBIONOVA and the ASSIGNEES execute and sign this Agreement.

INDICATORS:  Those that are described in Statement II paragraph h) herein and contained in Exhibit “F”

FINAL RESULT:  Is the final fiscal results of AGROBIONOVA that correspond to the year 2002, determined in accordance with the CERTIFICATION.

CORPORATE INFORMATION:-  All the agreements, covenants, corporate books, shares or registries, and other documentation that was subscribed, issued, obtained or received by TAP in effect up to the CLOSING DATE, and the minutes of the Meetings of AGROBIONOVA that approved changes in the capital stock or equity, as well as the agreements, covenants and other documents related to legal acts, lawsuits, and claims in which TAP is involved.

FINANCIAL INFORMATION:-  The information contained in the 2002 FINANCIAL STATEMENTS and in the FINANCIAL STATEMENTS, which reflect in compliance with the generally accepted accounting principles in México their respective activities, obligations, debts, liabilities and assets up to the date which said financial statements refer to.

EQUITY PARTICIPATIONS:-  They are the equity participations that are described in Statement I paragraph e), which at the CLOSING DATE represent 100% of the issued and paid capital stock of TAP.

DEBTS:-  Any type of debts, liabilities and pending obligations, direct or contingent that TAP currently has or has contracted with all types of credit institutions or with persons or corporations including suppliers, that derive from acts, facts or omissions that took place on or before the CLOSING DATE.

FISCAL DEBTS:-  Direct or contingent obligations from TAP, before any type of Federal, State or Municipal Authority, including but not being limited to, Secretaría de Hacienda y Crédito Público, the IMSS, INFONAVIT, State and Local Treasuries and that are the result of any type of debt derived from the non-fulfillment of the fiscal legislation, including the non payment of taxes, contributions, sanctions and late fees originated before the CLOSING DATE, under the understanding that it will be taken as a FISCAL

DEBT, any obligation of the same nature that may arise after the CLOSING DATE, but which origin is related to operations, acts or omissions from TAP or AGROBIONOVA conducted before the CLOSING DATE,  as long as they have a negative repercussion or negative effect on TAP.

LABOR DEBTS:-  Direct or contingent obligations of TAP, that are the result of current and past labor relationships with its workers and employees until the CLOSING DATE, that may be claimed or would be enforceable at any time derived from acts or omissions executed before the CLOSING DATE attributable to TAP or in its case to AGROBIONOVA, as long as it has a negative repercussion or a negative effect on TAP.

The accounting and financial terms used herein and in its Exhibits that are not expressly defined in the same, will have the meaning, the value, and will be determined in accordance with the generally accepted accounting principles in México. Likewise, the references that are made to the TRANSFERORS or ASSIGNEES include or refer to each one of them particularly or together depending on the context of the reference in question.

The definitions herein used will apply in singular and plural form of the defined terms. When the context requires it, any pronoun may be used in its feminine, masculine or neutral form.

SECOND:- OBJECT OF THE AGREEMENT.  By virtue of this Agreement, the TRANSFERORS hand over and transfer free of any lien, encumbrance or any other limitation of use, enjoyment or dominium, the EQUITY PARTICIPATIONS in favor of the ASSIGNEES, who acquire them in the terms and conditions set for herein, in the following manner:

a)                            BIONOVA USA sells to PROMOTOW 1 (one) EQUITY PARTICIPATION with a value of $110,465.00 Mx. Cy. (One Hundred and Ten Thousand Four Hundred and Sixty Five pesos 00/100 Mexican Currency);

b)                           AGROMOD sells to PROMOTOW the 99.9349% of the EQUITY PARTNERSHIP that it owns with a value of $ 1,534.00 Mx. Cy. (One Thousand Five Hundred and Thirty Four Pesos 00/100 Mexican Currency); and

c)                            AGROMOD sells to GRUPO METALSA the remaining 0.0651% of the EQUITY PARTICIPATION with a value of $1.00 Mx. Cy. (One Peso 00/100 Mexican Currency).

In compliance with the proportions in which the TRANSFERORS sell the EQUITY PARTICIPATIONS to the ASSIGNEES, the capital stock of TAP at the CLOSING DATE is integrated in the following manner:

Equity Participations

Stock Holder

Quantity

Value of Contribution

%

PROMOTOW, S.A. DE C.V.

1

$

111,999.00

99.9991

%

GRUPO METALSA

1

$

1.00

0.0009

%

Total:

2

$

112,000.00

100.0000

%

The TRANSFERORS will indemnify the ASSIGNEES in case of eviction.

THIRD:- REGISTRATION OF TRANSFER OF EQUITY PARTICIPATIONS.  In this act TAP is deemed informed of the transmission of property of the EQUITY PARTICIPATIONS and therefore executes the corresponding inscriptions in the Stockholders Registry Book, delivering the same to the ASSIGNEES, who receive it at their complete satisfaction.

FOURTH:- PRICE.  The TRANSFERORS and the ASSIGNEES hereby agree as the purchase price of the EQUITY PARTICIPATIONS the amount of $ 61,356,193.62 Mx. Cy. (sixty one million three hundred and fifty six thousand one hundred and ninety three pesos 62/100 Mexican Currency) plus the amount of $375,000.00 US ( three hundred and seventy five thousand dollars 00/100 United States of America Currency) (the “PRICE”), which shall be paid as follows:

a)              The amount of $375,000.00 US (three hundred and seventy five thousand dollars 00/100 United States of America Currency), that before this act was paid by PROMOTOW to BIONOVA USA and BIONOVA USA manifests to have received said amount to its complete satisfaction;

b)             The amount of $547.82 Mx. Cy. (five hundred and forty seven pesos 82/100 Mexican Currency), that is hereby paid by GRUPO METALSA in favor of AGROMOD, through a deposit that is being done to the following account, in funds immediately available in Mexican Currency;

Checking Account Number:
Bank :	BBVA Bancomer
Branch:	Valle Sena Number 003

c)              The amount of $758,128.58 Mx. Cy. (seven hundred and fifty eight thousand one hundred and twenty eight pesos 58/100 Mexican Currency), that is hereby paid by PROMOTOW to AGROMOD through a deposit to the above mentioned account number in paragraph b), in funds immediately available in Mexican Currency.

d)             The amount of $54,597,517.22 Mx. Cy. (fifty four million five hundred and ninety seven thousand five hundred seventeen pesos 22/100 Mexican Currency) that is hereby paid by PROMOTOW to BIONOVA USA, through a deposit that is made to the following account, in funds immediately available in dollars of the United States of America at the exchange rate in effect for foreign currency to be paid in México and that is published by the Banco de México in the Official Daily Gazette of the Federation. ( Diario Oficial de la Federación)

JPMorgan Chase Bank
Houston, Texas
ABA # 113 000 609

e)              The remaining amount of $6’000,000.00 Mx. Cy. (six million pesos 00/100 Mexican Currency)  is applied to create the DEPOSIT (as it is to be defined herein below), which corresponds in the following manner:

e.1)          98.6295% of the DEPOSIT corresponds to BIONOVA USA.

e.2)          1.3705% of the DEPOST corresponds to AGROMOD.

Through this document the ASSIGNEES grant in favor of the TRANSFERORS the most thorough and effective receipt that may proceed in compliance with the law with respect to the amounts described in the previous paragraphs a), b), c) and d) before mentioned.

FIFTH: PRICE ADJUSTMENT.  The parties agree that the PRICE might be adjusted according to the amount of the FINAL RESULT in compliance with what is established in this clause and for said effect the TRANSFERORS and AGROBIONOVA are obliged to deliver and provide to the ASSIGNEES no later than on the ADJUSTMENT DATE, the CERTIFICATION from which the FINAL RESULT will be determined.

1.               In case the FINAL RESULT is positive, the PRICE of the EQUITY PARTICIPATIONS will be reduced automatically in the amount that results from multiplying the FINAL RESULT times 7.0718% and the resulting amount shall be returned to PROMOTOW against the DEPOSIT and the balance shall be delivered to the ASSIGNEES, in their corresponding proportion.

2.               In case the FINAL RESULT is equal to zero or negative, there will be no variation in the PRICE of the EQUITY PARTICIPATIONS and the total amount of the DEPOSIT shall be delivered to the ASSIGNEES, in their corresponding proportion.

3.               In case that no later than the ADJUSTMENT DATE the TRANSFERORS do not deliver to the ASSIGNEES the CERTIFICATION, the total amount of the DEPOSIT shall be returned to PROMOTOW.

SIXTH:- SECURITY DEPOST.  The parties agree that at the EXECUTION DATE, simultaneous to the execution of this Agreement, PROMOTOW shall deduct from the PRICE and shall deposit the amount of $6,000,000.00 Mx. Cy. (six million pesos 00/100 Mexican Currency) through a deposit in Dollars of the United States of America at the exchange rate in effect at the payment date in compliance with the exchange rate to pay obligations established in foreign currency in México, as published in the Official Daily Gazette of the Federation (Diario Oficial de la Federación), in an investment account through an Irrevocable Conditional Mandate and Deposit Agreement (the “DEPOSIT”) executed by PROMOTOW as the depositor, BIONOVA USA and AGROMOD as the beneficiaries, and Banco Mercantil del Norte, S.A, Institución de Banca Múltiple Grupo Financiero Banorte as the depository (the “BANK”), in the terms and conditions acceptable for both parties, in order to guarantee that what is established in the fifth clause above is duly fulfilled.

SEVENTH:- STATEMENTS OF THE TRANSFERORS AND ASSIGNEES BIONOVA USA and AGROBIONOVA jointly and severally guarantee the total truth and preciseness of the representations and statements made by the TRANSFERORS, AGROBIONOVA or by TAP herein, as well as the content of the Exhibits of this Agreement, solely in the case that the lack of veracity or exactness of the representations and statements done by the TRANSFERORS, AGROBIONOVA or by TAP in this Agreement or its respective Exhibits, affects (i) the amount of the INDICATORS, in which case the TRANSFERORS shall respond up to the amount that results from multiplying the variation of one of the INDICATORS elected by the ASSIGNEES times 7.0718%; (ii) the sale or transfer of the EQUITY PARTICIPATIONS; or (iii) the equity of TAP, except when the detriment derives from a variation in the INDICATORS, in which case the responsibility shall be limited to what is established in paragraph (i) above.

At the moment when TAP or the TRANSFERORS have knowledge of any claim against them by third parties, they shall notify in writing to AGROBIONOVA in order that the latter can prepare an adequate defense, TAP and the TRANSFERORS are hereby obliged to grant to the people designated in writing by

AGROBIONOVA, the powers of attorney and authority necessary for its defense and to deliver to AGROBIONOVA the necessary documentation and other necessary information and that is in their possession in order to carry out the corresponding defense, under the understanding that neither TAP nor the TRANSFERORS may reach an agreement with said third party without the previous written consent of AGROBIONOVA.

EIGTH:- CONFIDENTIALITY.  The TRANSFERORS and the ASSIGNEES agree and oblige to not reveal to third parties and to maintain the confidentiality of any documentation and/or information that they interchange that is deemed confidential derived from the negotiation and execution of this Agreement, to take reasonable measures to safeguard and protect as confidential said information and documentation, having to extend said commitment of confidentiality to any other information they receive with said characteristics from the other party and shall abstain to use any of the information for the benefit of themselves or of third parties and/or use, deliver, provide or sell to any person.

It is understood that the party that receives information (the “RECIPIENT”) may reveal any portion of the confidential information of the other party to its financial, legal, accounting or fiscal specialist advisors that may require said material for the purposes of this agreement, provided that RECIPIENT should obtain from said persons a written confidentiality agreement in the terms of this clause, before providing them with said confidential information.

BIONOVA USA shall provide notification of the execution and content of this agreement to the Securities and Exchange Commission, therefore the confidentiality agreed upon in this agreement does not apply to said notice.

Likewise, the parties agree that if any of them needs to divulge information in compliance with the requirements of the legislation of Mexico or the United States of America, such party may reveal and inform to the authorities in relation with the execution of this agreement as to the terms of the same and any other information, without incurring any responsibility, under the understanding that the required party must in good faith notify of said requirement to the other party within 5 (five) business days counted from receipt of said information request.

NINTH:- TAXES.  All Taxes that are generated by this transaction of transmission of EQUITY PARTICIPATIONS shall be assumed by the party who by law is subject to pay them. In this act BIONOVA USA through its legal representative, states under oath, that the transfer or selling of the EQUITY PARTICIPATION does not generate any profits under the terms of the current Ley del Impuesto Sobre la Renta, and therefore will proceed in a timely manner to file the report referred to in article 190 of said Law.

TENTH:- EXPENSES.  Each one of the parties shall be responsible for assuming its own costs that may arise from the execution of this Agreement.

ELEVENTH:- NOTICES.  The parties to this agreement manifest as their domiciles to receive any notice regarding this agreement the following:

THE TRANSFERORS	THE ASSIGNEES

Río Sena No. 500 Pte. Col. del Valle C.P. 66220 San Pedro Garza García, N.L. Fax: 81-73-55-09 Attention: Mr. Francisco Juan Garza Barbosa	Edificio Proeza 5° Piso. Ave. Constitución No. 405 Pte. Monterrey, N.L. Fax: 83-42-86-91 Attention : Mr. Gabriel Zambrano Benítez y Mr. Nicolás Villarreal Martínez

TAP:	AGROBIONOVA:

Edificio Proeza 5° Piso. Ave. Constitución No. 405 Pte. Monterrey, N.L. Fax: 83-42-86-91 Attention : Mr. Gabriel Zambrano Benítez y Mr. Nicolás Villarreal Martínez	Martín de Zavala 840 Sur. Col. Mirador C.P. 64070 Fax: 83-43-30-27 Attention: Mr. Fernando Menéndez Cuéllar

The notices between the parties shall be done in writing and shall be effective: i) In the case they are personally delivered, they shall become effective immediately; ii) the notices made by fax, shall become effective on the date they are sent as long as there is a written confirmation of its receipt.

TWELFTH:- WAIVER. The rights and remedies of the parties conferred to herein are cumulative and not alternative. Except for those claims that shall be exercised within the terms established herein, no fault or delay of any of the parties in their exercise of any right, power or privilege established herein or any of the documents mentioned in the same, shall constitute a waiver of said right, power or privilege; likewise, no individual or partial exercise of any right, power or privilege terminates any other rights nor the additional exercise of said right, power or privilege or the exercise of any other right, power or privilege. In the most ample sense permitted by the applicable laws, (a) no claim that arises from this Agreement or one of the documents attached hereto can be dismissed by a party, totally or partially, through a ceasing or waiver of the claim or the right, unless it is in writing signed by the other party; (b) no waiver given by one of the parties shall be applicable except for the specific circumstance for which it was granted; and (c) no notice to, or lawsuit against, one of the parties shall be considered as a waiver of any obligation from said party or from the party that executed said notification or claim of taking additional measures without a notice or claim as is established in this Agreement or in the documents mentioned herein.

THIRTEENTH:- PARTIAL NULLITY. If any of the clauses of this Agreement is declared null or not executable by any tribunal of competent jurisdiction, the other clauses of this Agreement shall fully remain in effect. Any Clause of this Agreement that is declared invalid or not partially executable shall remain in full effect in relation to the part that was not declared invalid or not executable.

FOURTEENTH:- INTEGRITY. This Agreement and its Exhibits, constitute the entire agreement among the signing parties in connection with the transactions contemplated in the same, therefore both parties shall consider as null and void any other agreement or document that they may have had agreed upon or signed  before the CLOSING DATE. Any amendment to this Agreement shall be executed and signed by each one of the parties hereto.

FIFTEENTH:- HEADINGS. The headings in the Clauses herein are established only for reasons of convenience and shall not affect the interpretation of the same. All references to “Clause” or “Clauses” refer to the Clause or the Clauses that correspond to this Agreement. All the words utilized in this Agreement shall be read as the gender or number that is required by its context. Unless it is established otherwise, the word “including” does not limit the words or terms which are referenced.

SIXTEENTH:- APPLICABLE LAW AND JURISDICTION. Any controversy that may arise in relation to the interpretation and fulfillment of the obligations of the parties, shall be submitted to the competent tribunals in the State of Nuevo Leon (México), who shall apply the laws of the referred State of Nuevo Leon (México), reason for which the parties expressly and irrevocably waive any other domicile or jurisdiction that may correspond to them because of their present or future domiciles.

Having witnessed thereof, both parties sign this Agreement on June 13, 2003 in the City of Monterrey, Nuevo Leon (México), once it was read by the parties and having knowledge of the contents and of the legal implications of each one of its parts.

THE ASSIGNEES

GRUPO METALSA, S.A. DE C.V. Represented by MR. NICOLAS VILLARREAL MARTINEZ	PROMO-TOW, S. DE R.L. DE C.V. Represented by MR. NICOLAS VILLARREAL MARTINEZ

THE TRANSFERORS

BIONOVA HOLDING CORPORATION Represented by: MR. JOSE MANUEL GARCÍA GARCÍA	AGROMOD, S.A. DE C.V. Represented by: MR. JOSÉ LUIS MARTÍNEZ GONZÁLEZ

TECONLOGÍA APLICADA EN PROCESOS, S. DE R.L. DE C.V. Represented by MR. CARLOS GERARDO MAHUAD MÉNDEZ	AGROBIONOVA, S.A. DE C.V. Represented by MR. FIDEL HOYOS PESCADOR